                                                 Strategic Partners Mutual Funds, Inc.
                                 Supplement dated April 30, 2004 to the Prospectus dated March 1, 2004

(1)      Strategic Partners Small Cap Growth Opportunity Fund

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and together with PI, the "Investment  Manager") and Pilgrim Baxter & Associates,  Ltd. ("PBHG") with respect to the Strategic Partners
Small Cap Growth  Opportunity  Fund (the "Small Cap Growth  Fund") will be  terminated  effective  on or about the close of business on
April 30,  2004.  Effective  immediately  thereafter,  pursuant  to a new  sub-advisory  agreement,  the Small Cap Growth  Fund will be sub-advised by State Street  Research & Management  Company ("State Street  Research").  Shareholders of the Small Cap Growth Fund will be sent an information  statement  containing more detailed  information about State Street Research and the reasons for the Investment
Manager's retention of State Street Research.

         Accordingly,  effective on or about the close of business on April 30,  2004,  all  references  in the  Prospectus  and SAI to
Pilgrim  Baxter & Associates,  Ltd. are replaced by references to State Street  Research.  In addition,  the section of the  Prospectus entitled  "Management of the Funds -- The  Sub-Advisors"  is revised by deleting the sub-section  relating to PBHG on pages 124 and 125 and replacing it with the following:

         State Street  Research & Management  Company  ("State  Street  Research")  serves as  sub-adviser  for the  Strategic
         Partners Small Cap Growth  Opportunity  Fund. State Street Research traces its heritage back to 1924 and the founding of one of America's  first mutual funds.  As of March 31, 2004,  State Street Research  managed  approximately  $44.9 billion in assets.  The address of State Street Research is One Financial Center, Boston, Massachusetts 02111.

         Tucker  Walsh is the lead manager and is  responsible  for the  day-to-day  management  of the Fund.  Andrew Morey is portfolio  manager of the Fund.  Mr. Walsh,  a managing  director,  joined State Street  Research in 1997. Mr. Morey, senior vice  president,  joined  State Street  Research in 1995.  Mr. Walsh and Mr. Morey have managed the Fund since
         State Street Research became the Fund's sub-adviser in May 2004.

(2)      Strategic Partners High Yield Bond Fund

         The sub-advisory agreement between Prudential  Investments LLC ("PI") and American Skandia Investment Services,  Inc. ("ASISI"
and together  with PI, the  "Investment  Manager")  and  Federated  Investment  Management  Company  ("Federated")  with respect to the
Strategic  Partners  High Yield Bond Fund (the "High Yield Bond Fund") will be  terminated  effective on or about the close of business on April 30,  2004.  Effective  immediately  thereafter,  pursuant to a new  sub-advisory  agreement,  the High Yield Bond Fund will be sub-advised by Goldman Sachs Asset  Management,  L.P.  ("GSAM").  Shareholders  of the High Yield Bond Fund will be sent an information statement containing more detailed information about GSAM and the reasons for the Investment Manager's retention of GSAM.

         Accordingly,  effective on or about the close of business on April 30,  2004,  all  references  in the  Prospectus  and SAI to
Federated  Investment  Management Company are replaced by references to Goldman Sachs Asset Management,  L.P. In addition,  the section of the  Prospectus  entitled  "Management  of the Funds -- The  Sub-Advisors"  is revised  by  deleting  the  sub-section  relating  to
Federated  on page 122.  In  addition,  the second  sentence  of the  sub-section  relating  to GSAM on page 122 of the  Prospectus  is replaced by the following:

         GSAM, a business unit of the  Investment  Management  Division of Goldman  Sachs & Co.  ("Goldman  Sachs")  serves as sub-advisor for the Strategic Partners Mid Cap Growth Fund, the Strategic Partners  Concentrated Growth Fund, and the
         Strategic Partners High Yield Bond Fund.

         In addition, the sub-section of relating to GSAM on page 123 of the Prospectus is revised by adding the following:

         The portfolio managers  responsible for the day-to-day  management of the Strategic Partners High Yield Bond Fund are
         Andrew  Jessop,  Diana Gordon and Rob  Cignarella.  Mr.  Jessop,  Managing  Director and Head of the High Yield Team,
         joined GSAM in 1997 as a portfolio  manager.  He is  responsible  for  managing  high yield  assets.  Previously,  he worked six years managing high yield portfolios at Saudi  International Bank in London.  Ms. Gordon,  Vice President,
         joined GSAM in 1999 covering the high yield  technology  and  communications  sectors in addition to trading.  Before joining GSAM, she was a high yield portfolio manager at Saudi  International  Bank. Mr.  Cignarella,  Vice President,
         joined GSAM in 1998 as a high yield credit research  analyst.  Prior to his current  position he worked in investment banking at Salomon  Brothers.  Mr. Jessop,  Ms. Gordon and Mr. Cignarella have managed the Fund since GSAM became the
         Fund's sub-adviser in May 2004.

         In addition,  the section of the  Prospectus  entitled  "Fixed Income Funds" is revised by replacing the  Investment  Goal and
Primary Investments relating to the High Yield Bond Fund on page 13 with the following:

         Investment Goal: High Current Income and may consider potential for capital appreciation
         Primary  Investments:  The Fund  invests  primarily in high yield fixed income  securities  that,  at the time of purchase are non-investment grade securities.

         In  addition,  the section of the  Prospectus  entitled  "Risk/Return  Summary - Fixed  Income  Funds -  Principal  Investment
Strategies" is revised by replacing the five paragraphs relating to the High Yield Bond Fund on page 13 with the following:

         The Strategic Partners High Yield Bond Fund will invest, under normal  circumstances,  at least 80% of its net assets plus any  borrowings  for  investment  purposes  (measured  at time of  purchase)  ( "Net  Assets ")  in  high-yield, fixed-income  securities that, at the time of purchase,  are non-investment  grade securities.  Non-investment  grade securities  are  securities  rated  BB,  Ba or below by a Moody's  Investors  Services,  Inc.  or  Standard  & Poor's
         Corporation,  or, if unrated,  determined by the Sub-Adviser to be of comparable quality.  The Fund may invest in all types of fixed income  securities,  including,  senior and subordinated  corporate debt  obligations  (such as bonds,
         debentures,  notes  and  commercial  paper),  convertible  and  non-convertible  corporate  debt  obligations,   loan
         participations, custodial receipts, municipal Securities and preferred stock.

         In addition,  the section of the Prospectus  entitled "Principal Risks" is revised by replacing the one paragraphs relating to the High Yield Bond Fund on page 14 with the following:

As a fund that invests primarily in lower-quality fixed-income securities, the Strategic Partners High Yield Bond Fund will be subject to a level of risk that is high relative to other fixed income funds, which may be comparable to or higher than some equity funds.  Non-investment grade fixed-income securities (commonly known as  "junk bonds ") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

         In  addition,  the  section of the  Prospectus  entitled  "Investment  Programs  of the Funds" is  revised  by  replacing  the disclosure relating to the High Yield Bond Fund on pages 96 and 97 with the following:

         STRATEGIC PARTNERS HIGH YIELD BOND FUND

         Investment  Objective:  The  investment  objective of the Fund is to seek a high level of current income and may also consider the potential for capital appreciation.

         Principal Investment Strategies and Risks:

                  The Fund will invest,  under normal  circumstances,  at least 80% of its net assets plus any  borrowings for investment purposes (measured at time of purchase) ( "Net Assets ") in high-yield,  fixed-income  securities that, at the time of purchase,  are non-investment grade securities.  Non-investment grade securities are securities rated BB,
         Ba or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation,  or, if unrated,  determined by the
         Sub-Adviser to be of comparable quality.

                  The Fund may invest in all types of fixed income securities,  including,  senior and subordinated  corporate debt obligations (such as bonds, debentures,  notes and commercial paper),  convertible and non-convertible corporate debt obligations,  loan  participations,  custodial receipts,  municipal Securities and preferred stock. The Fund may purchase the securities of issuers that are in default.

                  The Fund may invest up to 25% of its total assets in obligations  of domestic and foreign  issuers which are denominated  in currencies  other than the U.S.  dollar and in securities  of issuers  located in emerging  countries denominated in any currency.  However,  to the extent that the  Sub-Adviser  has entered into  transactions  that are intended to hedge the Fund's  position in a non-U.S.  dollar  denominated  obligation  against  currency  risk,  such obligation  will not be counted when  calculating  compliance  with the 25%  limitation  on  obligations  in non-U.S.
         currency.

                   Under  normal  market  conditions,  the Fund may  invest up to 20% of its Net  Assets in  investment  grade fixed-income securities,  including U.S. Government Securities.  The Fund may also invest in common stocks, warrants, rights and other equity  securities,  but will  generally  hold such equity  investments  only when debt or preferred stock of the issuer of such equity  securities is held by the Fund or when the equity  securities are received by the
         Fund in connection with a corporate restructuring of an issuer.

                  To the extent the Fund invests in sovereign debt  obligations  the Fund will be subject to the risk that the issuer of the sovereign debt or the governmental  authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.  There are also risks  associated  with the general  political and social  environment  of a country.  These factors may include  among other things  government  instability,  poor socioeconomic conditions,  corruption, lack of law and order, lack of democratic accountability,  poor quality of the bureaucracy,  internal and external conflict,  and religious and ethnic tensions.  High political risk can impede the economic  welfare  of a  country.  The risks  associated  with the  general  economic  environment  of a country  can encompass,  among other things,  low quality and growth rate of Gross Domestic Product  ( "GDP "),  high inflation or deflation,  high government  deficits as a percentage of GDP, weak financial  sector,  overvalued  exchange rate, and high current  account  deficits as a percentage of GDP. The risk factors  associated  with the inability of a country to pay its external debt  obligations in the immediate future may include but are not limited to high foreign debt as a  percentage  of GDP,  high foreign debt service as a  percentage  of exports,  low foreign  exchange  reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

                  Foreign Risk -The Fund will be subject to risks of loss with respect to their foreign  investments  that are not typically associated with domestic issuers. Loss may result because of less foreign government  regulation,  less public  information and less economic,  political and social  stability.  Loss may also result from the imposition of exchange  controls,  confiscations  and other government  restrictions.  The Fund will also be subject to the risk of negative  foreign  currency  rate  fluctuations.  Foreign  risks will  normally be greatest  when the Fund invests in issuers located in emerging countries.

                  Emerging Countries Risk--The Fund may invest in emerging  countries.  The securities markets of Asian, Latin,
         Central and South American,  Eastern European,  Middle Eastern, African and other emerging countries are less liquid, are  especially  subject to greater price  volatility,  have smaller  market  capitalizations,  have less  government regulation and are not subject to as extensive and frequent  accounting,  financial and other reporting  requirements as the securities markets of more developed  countries.  These risks are not normally  associated with investments in more developed countries.

                   "Junk Bond"  Risk--The Fund will invest in non-investment  grade fixed-income  securities (commonly known as
          "junk bonds ") that are considered  predominantly  speculative by traditional  investment standards.  Non-investment grade  fixed-income  securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's  inability to meet  principal and interest  payment  obligations.  These  securities may be subject to greater  price  volatility  due to such  factors as specific  corporate  or  municipal  developments,  interest  rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

         In addition,  the section of the  Prospectus  entitled  "Certain Risk Factors and  Investment  Methods" is revised by deleting reference  to the High Yield Bond Fund in the  sub-section  titled  "Options"  on page 148 and by deleting  reference to the High Yield
Bond Fund in the sub-section titled "Futures Contracts and Related Options" on page 149.
         In addition,  the section of the Prospectus  entitled  "Certain Risk Factors and  Investment  Methods" is revised by adding in the following sentence to the subsection titled "Repurchase Agreements" on page 153:

         The Strategic  Partners  High Yield Bond Fund may enter into  repurchase  agreements  collateralized  by securities  issued by foreign governments.

(3)      Strategic Partners Capital Growth Fund

         Effective on April 30, 2004,  James A.  Hillary will leave  Marsico  Capital  Management,  LLC, the  sub-advisor  to the Fund.
Accordingly,  references to Mr. Hillary as a portfolio  manager of the Fund on page 124 of the Prospectus  shall be deleted as of April
30, 2004.